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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 33-57154, 33-58718, 33-75812, 33-86648, 33-94722, 333-04885 and 333-33255) and in the
Registration Statements on Form S-8 (No. 33-4544, 33-53836, 33-74204, 333-04055
and 333-30693) of Identix Incorporated of our report dated July 28, 1998, appearing on page 33 of this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Jose, California
September 11, 1998